As filed with the Securities and Exchange Commission on November 7, 2003

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 7, 2003

CATELLUS DEVELOPMENT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-10622	94-2953477
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

201 Mission Street, Second Floor, San Francisco, California 94105
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (415) 974-4500

Not applicable

(Former name or former address, if changed since last report)

Item 5.    Other Events and Required FD Disclosure.

On October 8, 2003, we issued a press release announcing the declaration of a special dividend to stockholders of record on November 4, 2003 to be paid on December 18, 2003. A copy of the form of the election certificate to be sent to stockholders of Catellus in connection with the special dividend is attached as Exhibit 99.1.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

99.1	Form of Election Certificate with respect to the special dividend.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CATELLUS DEVELOPMENT CORPORATION

Dated November 6, 2003	By:	/s/ C. WILLIAM HOSLER

	Name:	C. William Hosler
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Document

99.1*	Form of Election Certificate with respect to the special dividend.

*	Filed herewith.